Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert J. Wood, Chief Financial Officer of Biophan Technologies, Inc. (the "Company"), certify to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended November 30, 2007 of the Company, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 9, 2008

/s/ Robert J. Wood
Robert J. Wood
Chief Financial Officer